UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 18, 2012

NETWORK ENGINES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30863	04-3064173
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation		Identification No.)

25 Dan Road, Canton, MA	02021
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (781) 332-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE

On September 18, 2012, Network Engines, Inc., a Delaware corporation (“NEI”), announced that UNICOM Systems, Inc., a California corporation (“UNICOM”) had completed its acquisition of NEI.  Pursuant to the terms of the previously announced Agreement and Plan of Merger, dated as of June 18, 2012 (the “Merger Agreement”), by and among NEI, UNICOM, and UNICOM Sub Two, Inc., a Delaware corporation and wholly-owned subsidiary of UNICOM (“Merger Sub”), Merger Sub was merged with and into NEI, with NEI continuing as the surviving corporation (the “Merger”).  As a result of the Merger, NEI became a wholly owned subsidiary of UNICOM.

Item 2.01              Completion of Acquisition or Disposition of Assets.

On September 18, 2012, pursuant to the terms of the Merger Agreement, Merger Sub was merged with and into NEI, with NEI continuing as the surviving corporation.  At the effective time of the Merger (the “Effective Time”) and as a result of the Merger, NEI became a wholly-owned subsidiary of UNICOM and each share of common stock, par value $0.01 per share, of NEI (the “NEI Common Stock”) that was issued and outstanding immediately prior to the Effective Time (other than dissenting shares of NEI Common Stock, shares owned by NEI as treasury stock, and any shares of NEI Common Stock owned directly or indirectly by UNICOM, Merger Sub or any subsidiary of UNICOM or Merger Sub) was canceled and converted into the right to receive $1.45 in cash, without interest (the “Merger Consideration”).  Pursuant to the Merger Agreement, immediately prior to the Effective Time each option to purchase NEI Common Stock (each, an “Option”) automatically became fully vested and was canceled at the Effective Time and, in exchange therefor, each former holder of any such canceled Option became entitled to receive, in cash, the amount, if any, by which the Merger Consideration exceeded the exercise price of each such Option multiplied by the number of shares of NEI Common Stock subject to such Option.  Each option to purchase NEI Common Stock with an exercise price of $1.45 or greater that was outstanding immediately prior to the Effective Time was cancelled without payment. Immediately prior to the Effective Time, each share of NEI Common Stock issued pursuant to a restricted stock award (the “Restricted Stock”) also automatically became fully vested and free of any forfeiture restrictions and entitled to receive the Merger Consideration for each such share of Restricted Stock.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.  At the Effective Time, holders of shares of NEI Common Stock ceased to have any rights as stockholders of the Company (other than the right to receive the Merger Consideration).

Item 3.01              Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the closing of the Merger, NEI notified the NASDAQ Stock Market (“NASDAQ”) on September 18, 2012 of the completion of the Merger and requested that NASDAQ file with the U.S. Securities and Exchange Commission (the “SEC”) a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) on Form 25 to delist the NEI Common Stock.  Additionally, NEI intends to file with the SEC a certification on Form 15 under the Exchange Act requesting that the NEI Common Stock be deregistered and that NEI’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03              Material Modification to Rights of Security Holders.

The information set forth in Item 2.01 above in this Current Report is incorporated by reference herein in response to this Item 3.03.

Item 5.01              Changes in Control of Registrant.

On September 18, 2012, pursuant to the terms of the Merger Agreement, Merger Sub was merged with and into NEI, with NEI continuing as the surviving corporation in the Merger.  At the Effective Time and as a result of the Merger, each share of NEI Common Stock (other than dissenting shares of NEI Common Stock, shares owned by NEI as treasury stock and any shares of NEI Common Stock owned directly or indirectly by UNICOM or any subsidiary of NEI), including each share of NEI Common Stock subject to a restricted stock award, was canceled and converted into the right to receive the Merger Consideration.  Additionally, at the Effective Time, each Option was canceled at the Effective Time and, in exchange therefor, each former holder of any such canceled Option became entitled to receive, in cash, the amount, if any, by which the Merger Consideration exceeded the exercise price of each such Option multiplied by the number of shares of NEI Common Stock subject to such Option.  As a result of the Merger, NEI became a wholly-owned subsidiary of UNICOM.  UNICOM financed the transaction with cash on hand.

Item 5.02                                           Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Offices.

Pursuant to the terms of the Merger Agreement, in connection with the Merger, at the Effective Time of the Merger on September 18, 2012, each of John A. Blaeser, Gary E. Haroian, Charles A. Foley, Fontaine K. Richardson, Patricia C. Sueltz and Gregory A. Shortell voluntarily resigned from the board of directors of NEI and the following directors of Merger Sub became the initial directors of NEI: Corry Hong and Christine Hong.

Item 5.03              Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, at the Effective Time, the certificate of incorporation and bylaws of NEI were each amended and restated in their entirety and became the certificate of incorporation and bylaws of the surviving corporation. The Amended and Restated Certificate of Incorporation of NEI is filed as Exhibit 3.1 hereto and incorporated by reference herein. The Amended and Restated Bylaws of NEI are filed as Exhibit 3.2 hereto and incorporated by reference herein.

Item 5.07              Submission of Matters to a Vote of Security Holders.

A special meeting of NEI’s stockholders was held on September 18, 2012, at which NEI’s stockholders:

1.              Approved and adopted the Merger Agreement:

FOR	AGAINST	ABSTAIN
26,275,902	2,749,968	92,673

2.              Approved, on an advisory basis, the compensation payable to NEI’s named executive officers in connection with the Merger contemplated by the Merger Agreement:

FOR	AGAINST	ABSTAIN
23,996,749	4,775,978	345,816

3.              The proposal to approve the adjournment of the special meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt the merger agreement:

FOR	AGAINST	ABSTAIN
26,142,248	2,624,621	351,674

4.              The proposal to transact such other business as may properly come before the special meeting or any adjournment or postponement thereof:

FOR	AGAINST	ABSTAIN
21,336,559	7,322,415	459,569

Adjournment of the special meeting to a later time or date was not necessary or appropriate because there were sufficient votes at the time of the special meeting to approve the adoption of the Merger Agreement and no other business properly came before the special meeting.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

2.1                               Agreement and Plan of Merger, dated as of June 18, 2012, by and among UNICOM Systems, Inc., UNICOM Sub Two, Inc., and Network Engines, Inc. (incorporated by reference to Exhibit 2.1 of our Current Report on Form 8-K filed with the SEC on June 20, 2012).

3.1                               Amended and Restated Certificate of Incorporation of Network Engines, Inc.

3.2                               Amended and Restated Bylaws of Network Engines, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETWORK ENGINES, INC.

Date: September 18, 2012	By:	/s/ Douglas G. Bryant
Douglas G. Bryant
Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit	Description

2.1

Agreement and Plan of Merger, dated as of June 18, 2012, by and among UNICOM Systems, Inc., UNICOM Sub Two, Inc., and Network Engines, Inc. (incorporated by reference to Exhibit 2.1 of our Current Report on Form 8-K filed with the SEC on June 20, 2012).

3.1	Amended and Restated Certificate of Incorporation of Network Engines, Inc.

3.2	Amended and Restated Bylaws of Network Engines, Inc.